Commitments	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Commitments
36.COMMITMENTS
The Group has certain contractual commitments to purchase clinker, which are effective until 2022. The estimated future cash flows are approximately 637.8 million between 2021 and 2022. Moreover, it also has commitments to purchase limestone up to 2025 for an annual average of 2.5 million.
In the ordinary course of business and in order to ensure the supply of key inputs, the Group entered into contracts for the supply of gas, assuming payment commitments for a total amount of approximately 798.7 million to be paid during the fiscal year 2021.
In addition, the Group has entered into power supply agreements with certain suppliers for a total amount of 13,096.1 million to be paid 1,191.5 million during 2021 and 2022, respectively, and 10,713.6 million between 2023 and 2037.
Finally, under the agreement entered into between the Group and Sinoma International Engineering Co. Ltd to build a new cement plant, the Company assumed commitments for a total of 2,215.4 million plus USD 107.7 million and EUR 41.3 million. Taking into account that, as agreed, the values in pesos (2,215.4 million) are subject to a periodic adjustment according to an adjustment formula, the amounts committed as of December 31, 2020 are USD 1.4 million, EUR 0.4 million and $ 285.2 million.